UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2011

DCP MIDSTREAM PARTNERS, LP

(Exact name of registrant as specified in its charter)

Delaware	001-32678	03-0567133
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

370 17th Street, Suite 2775 Denver, Colorado		80202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 633-2900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

DCP Midstream Partners, LP, (the “Partnership”) is filing this Current Report on Form 8-K to update the previously filed combined financial statements of the Southeast Texas Midstream Business, acquired by the Partnership on January 1, 2011, to December 31, 2010.

Filed with this Form-8-K are the audited combined financial statements of the Southeast Texas Midstream Business as of December 31, 2010 and 2009, and for the years ended December 31, 2010, 2009, and 2008.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Audited combined financial statements of the Southeast Texas Midstream Business as of December 31, 2010 and 2009, and for the years ended December 31, 2010, 2009, and 2008, are attached hereto as Exhibit 99.1, and are incorporated herein by reference.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit Number	Description

Exhibit 23.1	Consent of Deloitte & Touche LLP on the Southeast Texas Midstream Business Combined Financial Statements as of December 31, 2010 and 2009, and for the years ended December 31, 2010, 2009, and 2008.

Exhibit 99.1	Audited historical combined financial statements of the Southeast Texas Midstream Business.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DCP Midstream Partners, LP

	By:	DCP Midstream GP, LP
its General Partner

	By:	DCP Midstream GP, LLC
its General Partner

Date June 17, 2011	/s/ Angela A. Minas

Name: Angela A. Minas
Title: Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 23.1	Consent of Deloitte & Touche LLP on the Southeast Texas Midstream Business Combined Financial Statements as of December 31, 2010 and 2009, and for the years ended December 31, 2010, 2009, and 2008.

Exhibit 99.1	Audited historical combined financial statements of the Southeast Texas Midstream Business.